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                           KANBAY INTERNATIONAL, INC.













                                  [  ] Shares


                                  Common Stock
                                $0.001 Par Value

                             UNDERWRITING AGREEMENT




_________ __, 2004


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                             UNDERWRITING AGREEMENT


                                                                     [   ], 2004
UBS Securities LLC
Janney Montgomery Scott LLC
Robert W. Baird & Co. Incorporated
as Managing Underwriters
c/o UBS Securities LLC
299 Park Avenue
New York, New York  10171-0026

Ladies and Gentlemen:


          Kanbay International, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and sell, and the persons named in Schedule B annexed hereto (the "SELLING STOCKHOLDERS") propose to sell, to the underwriters named in Schedule A annexed hereto (the "UNDERWRITERS"), for whom you are acting as representatives, an aggregate of [ ] shares (the "FIRM SHARES") of Common Stock, $0.001 par value (the "COMMON STOCK"), of the Company, of which [ ] shares are to be issued and sold by the Company and an aggregate of [ ] shares are to be sold by the Selling Stockholders in the respective amounts set forth under the caption "Firm Shares" in Schedule B hereto. In addition, solely for the purpose of covering over-allotments, the Selling Stockholders propose to grant to the Underwriters the option to purchase from the Company up to an additional [ ] shares of Common Stock (the "ADDITIONAL SHARES") in the respective amounts set forth under the caption "Additional Shares" in Schedule B hereto. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "SHARES." The Shares are described in the Prospectus which is referred to below.

          The Company hereby acknowledges that in connection with the proposed offering of the Shares, it has requested UBS Financial Services Inc. ("UBS-FINSVC") to administer a directed share program (the "DIRECTED SHARE PROGRAM") under which up to [ ] Firm Shares, or 5% of the Firm Shares to be purchased by the Underwriters (the "RESERVED SHARES"), shall be reserved for sale by UBS-FinSvc at the initial public offering price to the Company's officers, directors, employees and consultants and other persons having a relationship with the Company as designated by the Company (the "DIRECTED SHARE PARTICIPANTS"), as part of the distribution of the Shares by the Underwriters, subject to the terms of this Agreement, the applicable rules, regulations and interpretations of the National Association of Securities Dealers, Inc. ("NASD") and all other applicable laws, rules and regulations. The number of Shares available for sale to the general public will be reduced to the extent that Directed Share Participants purchase Reserved Shares. The Underwriters may offer any Reserved Shares not purchased by Directed Share Participants to the general public on the same basis as the other Shares being issued and sold hereunder. The Company has supplied UBS-FinSvc with names, addresses and telephone numbers of the individuals or other entities which the Company has

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designated to be participants in the Directed Share Program. It is understood that any number of those designated to participate in the Directed Share Program may decline to do so.

          The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "ACT"), with the Securities and Exchange Commission (the "COMMISSION") a registration statement on Form S-1 (File No. 333-113495) including a prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each such preliminary prospectus, being herein called a "PRELIMINARY PROSPECTUS") relating to the Shares. Except where the context otherwise requires, the registration statement, as amended when it became or becomes effective, including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act and also including any registration statement filed pursuant to Rule 462(b) under the Act, is herein called the "REGISTRATION STATEMENT," and the prospectus, in the form filed by the Company with the Commission pursuant to Rule 424(b) under the Act on or before the second business day after the date hereof (or such earlier time as may be required under the Act) or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "PROSPECTUS." As used herein, "BUSINESS DAY" shall mean a day on which the New York Stock Exchange is open for trading.

          The Company, the Selling Stockholders and the Underwriters agree as follows:

     1. SALE AND PURCHASE. Upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Company agrees to issue and sell[ ] Firm Shares and each Selling Stockholder hereby agrees to sell the number of Firm Shares set forth opposite its name in Schedule B hereto, severally and not jointly, to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Shares set forth opposite that Underwriter's name in Schedule A hereto, subject to adjustment in accordance with Section 10 hereof, in each case at a purchase price of $[ ] per Share. The Company and each Selling Stockholder is advised by you that the Underwriters intend (i) to make a public offering of their respective portions of the Firm Shares as soon after the effective date of the Registration Statement as in your judgment is advisable and (ii) initially to offer the Firm Shares upon the terms set forth in the Prospectus. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

          In addition, the Selling Stockholders listed on Schedule B hereto hereby grant to the several Underwriters the option to purchase, and, upon the basis of the representations and warranties and subject to the terms and conditions herein set forth, the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholders listed on Schedule B hereto, ratably in accordance with the number of Firm Shares to be purchased by each of them, all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Selling Stockholders listed on Schedule B hereto for the Firm Shares. This option may be exercised by UBS

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Securities LLC ("UBS") on behalf of the several Underwriters at any time and from time to time on or before the thirtieth day following the date of the Prospectus, by written notice to the Company and the Selling Stockholders listed on Schedule B hereto. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (such date and time being herein referred to as the "ADDITIONAL TIME OF PURCHASE"); PROVIDED, HOWEVER, that the additional time of purchase shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the tenth business day after the date on which the option shall have been exercised. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to eliminate fractional shares), subject to adjustment in accordance with Section 10 hereof. The number of Additional Shares to be sold by each Selling Shareholder shall be a number equal to the number of Additional Shares as to which the option is being exercised multiplied by a fraction, the numerator of which shall be the number of Additional Shares to be sold by such Selling Shareholder and the denominator of which shall be the aggregate number of Additional Shares listed on Schedule B hereto (subject, in each case, to such adjustment as you may determine to eliminate fractional Shares).

          Pursuant to powers of attorney, which in each case shall be satisfactory to counsel for the Underwriters, granted by (i) Household Investment Funding, Inc. ("HIFI"), Lopen C. Klug and Michael J. Forde will act as representatives of HIFI, and (ii) each other Selling Stockholder, William F. Weissman and Robert A. Williams, each of whom will have full power and authority to act as representative of the other Selling Stockholders. The foregoing representatives (the "REPRESENTATIVES OF THE SELLING STOCKHOLDERS") are authorized, on behalf of each Selling Stockholder, to execute any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates of such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

     2. PAYMENT AND DELIVERY. Payment of the purchase price for the Firm Shares shall be made to the Company and each of the Selling Stockholders by Federal Funds wire transfer, against delivery of the certificates for the Firm Shares to you through the facilities of The Depository Trust Company ("DTC") for the respective accounts of the Underwriters. Such payment and delivery shall be made at 10:00 A.M., New York City time, on [ ], 2004 (unless another time shall be agreed to by you and the Company and the Representatives of the Selling Stockholders or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are to be made is hereinafter sometimes called "THE TIME OF PURCHASE." Electronic transfer of the

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Firm Shares shall be made to you at the time of purchase in such names and in such denominations as you shall specify.

          Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner and at the same office as the payment for the Firm Shares. Electronic transfer of the Additional Shares shall be made to you at the additional time of purchase in such names and in such denominations as you shall specify.

          Deliveries of the documents described in Section 8 hereof with respect to the purchase of the Shares shall be made at the offices of Winston & Strawn LLP, 35 West Wacker Drive, Chicago, Illinois 60601, at 9:00 A.M., New York City time, on the date of the closing of the purchase of the Firm Shares or the Additional Shares, as the case may be.

     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company represents and warrants to and agrees with each of the Underwriters that:

          (a) The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of any Preliminary Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the Company's knowledge, are contemplated by the Commission; each Preliminary Prospectus, at the time of filing thereof, complied in all material respects to the requirements of the Act and the last Preliminary Prospectus distributed in connection with the offering of the Shares did not, as of its date, and does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; the Registration Statement complied when it became effective, complies and will comply, as amended or supplemented, if applicable, in all material respects with the requirements of the Act and the Prospectus will comply, as of its date and as amended or supplemented, if applicable, in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; the Registration Statement did not when it became effective, and will not, as amended or supplemented, if applicable, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus will not, as of its date and as amended or supplemented, if applicable, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the Company makes no warranty or representation with respect to any statement or omission in any Preliminary Prospectus, the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning (i) an Underwriter and furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus or (ii) a Selling

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     Stockholder and furnished in writing by or on behalf of such Selling
     Stockholder to the Company expressly for use in any Preliminary Prospectus, the Registration Statement or the Prospectus; and the Company has not distributed and will not distribute any offering material in connection with the offering or sale of the Shares other than the Registration Statement, the then most recent Preliminary Prospectus and the Prospectus;

          (b) as of the date of this Agreement, the Company has an authorized and outstanding capitalization as set forth under the heading "Pro Forma" in the section of the Registration Statement and the Prospectus entitled "Capitalization", as of the time of purchase, the Company shall have an authorized and outstanding capitalization as set forth under the heading "Pro Forma" in the section of the Registration Statement and the Prospectus entitled "Capitalization" and, as of the additional time of purchase, if later, the Company shall have an authorized and outstanding capitalization as set forth under the heading "As Adjusted" in the section of the Registration Statement and the Prospectus entitled "Capitalization" (subject, in each case, to the issuance of shares of Common Stock upon exercise of stock options and warrants disclosed as outstanding in the Registration Statement and the Prospectus and grant of options under equity compensation plans described in the Registration Statement and the Prospectus); all of the issued and outstanding shares of capital stock, including the Common Stock, of the Company have been duly authorized and validly issued and are fully paid and non-assessable, have been issued in compliance with all federal and state securities laws and were not issued in violation of any preemptive right, resale right, right of first refusal or similar right;

          (c) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

          (d) the Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial condition, results of operations or prospects of the Company and the Subsidiaries (as hereinafter defined), taken as a whole (a "MATERIAL ADVERSE EFFECT");

          (e) the Company has no majority-owned subsidiaries (as defined in the Act) other than the majority-owned subsidiaries listed on Schedule C-1 hereto (collectively, the "SUBSIDIARIES"); the Company owns, directly or indirectly, the percentage of the issued and outstanding capital stock, partnership interests or membership interests, as the case may be, of each of the Subsidiaries as reflected on Schedule C-1; except as reflected on Schedules C-1 and C-2, the Company does not own, directly or indirectly, any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm,

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     partnership, joint venture, association or other entity; complete and correct copies of the charters and by-laws (or equivalent constitutive documents) of the Company and the Subsidiaries and all amendments thereto have been made available to you, and except as set forth in the exhibits to the Registration Statement, no changes therein will be made subsequent to the date hereof and prior to the time of purchase or, if later, the additional time of purchase; each Subsidiary that is a corporation has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; each Subsidiary that is a partnership has been duly organized and is validly existing as a partnership in good standing under the laws of its jurisdiction of formation; each Subsidiary that is a limited liability company has been duly organized and is validly existing as a limited liability company in good standing under the laws of its jurisdiction of formation; each Subsidiary has the power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus; each Subsidiary is duly qualified to do business as a foreign entity and is in good standing in each jurisdiction where the ownership or leasing of its properties or the conduct of its business requires such qualification, except where the failure to be so qualified and in good standing would not, individually or in the aggregate, have a Material Adverse Effect; all of the issued and outstanding shares of capital stock of the Subsidiaries that are corporations have been duly authorized and validly issued and are fully paid and non-assessable, and the percentages of such shares as reflected on Schedule C-1 are owned, directly or indirectly, by the Company subject to no security interest, other encumbrance or adverse claims (other than all of the issued and outstanding shares of capital stock of Kanbay Incorporated, which the Company has pledged to Silicon Valley Bank pursuant to that certain Stock Pledge Agreement dated as of April 19, 2000); all of the issued and outstanding partnership interests of the Subsidiaries that are partnerships have been duly and validly issued, and the percentages of such partnership interests as reflected on Schedule C-1 are owned, directly or indirectly, by the Company subject to no security interest, other encumbrance or adverse claims; all of the issued and outstanding membership interests of the Subsidiaries that are limited liability companies have been duly and validly issued, and the percentages of such membership interests as reflected on Schedule C-1 are owned, directly or indirectly, by the Company subject to no security interest, other encumbrance or adverse claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock, partnership interests or membership interests, as the case may be, in the Subsidiaries are outstanding;

          (f) the Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and non-assessable and free of statutory and contractual preemptive rights, resale rights, rights of first refusal and similar rights;

          (g) the capital stock of the Company, including the Shares, shall conform in all material respects as of the time of purchase and as of the additional time of purchase, if applicable, to the description thereof set forth in the section of the Registration Statement and the Prospectus entitled "Description of Capital Stock" and the form of specimen certificate

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     for the Shares is in due and proper form and the holders of the Shares will not be subject to personal liability for the obligations of the Company by reason of ownership of such Shares;

          (h) each of this Agreement and the Recapitalization Agreement (the "RECAPITALIZATION AGREEMENT") dated as of June 10, 2004 by and among the Company, MSH Holdings Inc., Household Investment Funding Inc. and the other stockholders and warrant holders party thereto has been duly authorized, executed and delivered by the Company;

          (i) neither the Company nor any of the Subsidiaries is in breach or violation of or in default under (nor has any event occurred which with notice, lapse of time or both would result in any breach or violation of, constitute a default under or give the holder of any indebtedness (or a person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a part of such indebtedness under) its respective charter or by-laws, or, except for such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their properties may be bound or affected, and the execution, delivery and performance of this Agreement and the issuance and sale of the Shares and the consummation of the transactions contemplated hereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the charter or by-laws of the Company or any of the Subsidiaries, or, except for such breaches, violations or defaults that would not, individually or in the aggregate, have a Material Adverse Effect, any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument to which the Company or any of the Subsidiaries is a party or by which any of them or any of their respective properties may be bound or affected, or any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of the Subsidiaries;

          (j) no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the issuance and sale of the Shares or the consummation by the Company of the transactions contemplated hereby other than registration of the Shares under the Act, which has been or will be effected, and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters or under the rules and regulations of the NASD;

          (k) except as set forth in the Registration Statement and the Prospectus or otherwise waived in writing or terminated prior to the date hereof, (i) no person has the right, contractual or otherwise, to cause the Company to issue or sell to it any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, (ii) no person has any preemptive rights, resale rights, rights of first refusal or other rights to
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     purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, and (iii) no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the offer and sale of the Shares, in the case of each of the foregoing clauses (i), (ii) and (iii), whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise; except as set forth in the Registration Statement and the Prospectus or otherwise waived in writing or terminated prior to the date hereof, no person has the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise;

          (l) each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, in order to conduct its respective business, except where the absence of such license, authorization, consent, approval or filing would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, or in default under, or has received notice of any proceedings relating to revocation or modification of, any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries, except where such violation, default, revocation or modification would not, individually or in the aggregate, have a Material Adverse Effect;

          (m) all legal or governmental proceedings, affiliate transactions, off-balance sheet transactions, contracts, licenses, agreements, leases or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as an exhibit to the Registration Statement have been so described or filed as required;

          (n) except as set forth in the Registration Statement and the Prospectus, there are no actions, suits, claims, investigations or proceedings (i) pending, to which the Company or any of the Subsidiaries or, to the Company's knowledge, any of their respective directors or officers is a party (in such person's capacity as a director or officer) or to which any of their respective properties is, or (ii) to the Company's knowledge, threatened, to which the Company or any of the Subsidiaries or any of their respective directors or officers would be a party (in such person's capacity as a director or officer) or to which any of their respective properties would be, subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, except any such action, suit, claim, investigation or proceeding which would not result in a judgment, decree or order having, individually or in the aggregate, a Material Adverse Effect or preventing consummation of the transactions contemplated hereby;
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                                       9


          (o) Ernst & Young LLP, whose report on the consolidated financial statements of the Company and the Subsidiaries is filed with the Commission as part of the Registration Statement and the Prospectus, are independent public accountants as required by the Act;

          (p) the audited financial statements of the Company included in the Registration Statement and the Prospectus, together with the related notes and schedules, present fairly in all material respects the consolidated financial position of the Company as of the dates indicated and the consolidated results of operations and cash flows of the Company for the periods specified and, except as otherwise set forth in the Registration Statement and the Prospectus, have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved; the other financial and statistical data set forth in the Registration Statement and the Prospectus are fairly presented and prepared on a basis consistent with the financial statements and books and records of the Company; there are no financial statements (historical or pro forma) that are required to be included in the Registration Statement and the Prospectus that are not included as required; and the Company and the Subsidiaries do not have any material liabilities or obligations, direct or contingent (including any off-balance sheet obligations), not disclosed in the Registration Statement and the Prospectus;

          (q) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, there has not been (i) any material adverse change, or any development involving a prospective material adverse change, in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole (ii) any transaction which is material to the Company and the Subsidiaries taken as a whole, (iii) any obligation, direct or contingent (including any off-balance sheet obligations), incurred by the Company or the Subsidiaries, which is material to the Company and the Subsidiaries taken as a whole, (iv) any change in the capital stock or outstanding indebtedness of the Company or the Subsidiaries or (v) any dividend or distribution of any kind declared, paid or made on the capital stock of the Company;

          (r) the Company has obtained for the benefit of the Underwriters the agreement (a "LOCK-UP AGREEMENT"), in substantially the form set forth as EXHIBIT A hereto, of each of its directors and officers and each holder of the Company's Common Stock or any security convertible into or exercisable or exchangeable for Common Stock, or any warrant or other right to purchase Common Stock or any such security except as set forth on Schedule D hereto;

          (s) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act of 1940, as amended (the "INVESTMENT COMPANY ACT");
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                                       10


          (t) the Company and the Subsidiaries have good and marketable title to all property (real and personal) described in the Registration Statement and in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances, except as set forth in the Registration Statement and except as would not, individually or in the aggregate, have a Material Adverse Effect; all the property described in the Registration Statement and the Prospectus as being held under lease by the Company or a Subsidiary is, assuming due and valid execution by the lessor, held thereby under valid, subsisting and enforceable leases;

          (u) (i) the Company and the Subsidiaries own, or have obtained valid and enforceable licenses for, or other rights to use, the inventions, patent applications, patents, trademarks (both registered and unregistered), tradenames, copyrights, trade secrets and other proprietary information described in the Registration Statement and the Prospectus as being owned or licensed by them or which are necessary for the conduct of their respective businesses, except where the failure to own, license or have such rights would not, individually or in the aggregate, have a Material Adverse Effect (collectively, "INTELLECTUAL PROPERTY"); (ii) to the Company's knowledge, there are no third parties who have rights to any Intellectual Property, except for the ownership rights of the owners of the Intellectual Property which is licensed to the Company and except for the rights of third parties that would not have a Material Adverse Effect;
     (iii) to the Company's knowledge, there is no infringement by third parties of any Intellectual Property; (iv) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's rights in or to any Intellectual Property; (v) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of any Intellectual Property; (vi) there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and, to the Company's knowledge, it does not infringe or otherwise violate any patent, trademark, copyright, trade secret or other proprietary rights of others; and (vii) to the Company's knowledge, there is no patent or patent application that contains claims that interfere with the issued or pending claims of any of the Intellectual Property;

          (v) neither the Company nor any of the Subsidiaries is engaged in any unfair labor practice; except for matters which would not, individually or in the aggregate, have a Material Adverse Effect, (i) there is (A) no unfair labor practice complaint pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements pending or, to the Company's knowledge, threatened, (B) no strike, labor dispute, slowdown or stoppage pending or, to the Company's knowledge, threatened against the Company or any of the Subsidiaries and (C) to the Company's knowledge, no union representation dispute currently existing concerning the employees of the Company or any of the Subsidiaries, and (ii) to the Company's knowledge, (A) no union organizing activities are currently taking place concerning the employees of the Company or any of the Subsidiaries and (B) there has been no violation of any federal, state, local or foreign law relating to discrimination in the hiring, promotion or pay of employees, any applicable wage or hour laws or any provision of the Employee Retirement Income Security Act of 1974 or the rules and regulations promulgated thereunder concerning the employees of the Company or any of the Subsidiaries;

          (w) the Company and the Subsidiaries and their properties, assets and operations are in compliance with, and the Company and the Subsidiaries hold all permits, authorizations and approvals required under, Environmental Laws (as defined below), except to the extent that failure to so comply or to hold such permits, authorizations or approvals would not, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of the Subsidiaries (i) is, to the Company's knowledge, the subject of any investigation, (ii) has received any notice or claim,
     (iii) is a party to or affected by any pending or, to the Company's knowledge, threatened action, suit or proceeding, (iv) is bound by any judgment, decree or order or (v) has entered into any agreement, in each case relating to any alleged violation of any Environmental Law or any actual or alleged release or threatened release or cleanup at any location of any Hazardous Materials (as defined below) (as used herein, "ENVIRONMENTAL LAW" means any federal, state, local or foreign law, statute, ordinance, rule, regulation, order, decree, judgment, injunction, permit, license, authorization or other binding requirement, or common law, relating to health, safety or the protection, cleanup or restoration of the environment or natural resources, including those relating to the distribution, processing, generation, treatment, storage, disposal, transportation, other handling or release or threatened release of Hazardous Materials, and "HAZARDOUS MATERIALS" means any material (including, without limitation, pollutants, contaminants, hazardous or toxic substances or wastes) that is regulated by or may give rise to liability under any Environmental Law);

          (x) all tax returns required to be filed by the Company and each of the Subsidiaries have been filed (other than tax returns required to be filed by Kanbay (Japan) Incorporated, the failure to file of which has not and will not have a Material Adverse Effect), and all taxes and other assessments of a similar nature (whether imposed directly or through withholding) including any interest, additions to tax or penalties applicable thereto due or claimed to be due from such entities have been paid, other than those being contested in good faith or for which adequate reserves have been provided on the books and records of the Company and its Subsidiaries;

          (y) the Company and each of the Subsidiaries maintains insurance covering its properties, operations, personnel and businesses as the Company deems adequate; such insurance insures against such losses and risks to an extent which is adequate in accordance with customary industry practice to protect the Company and the Subsidiaries and their businesses; all such insurance is fully in force on the date hereof;

          (z) neither the Company nor any of the Subsidiaries has sustained since the date of the last audited financial statements included in the Registration Statement and the Prospectus any materially adverse loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, except as set forth in the Registration Statement and the Prospectus;

          (aa) the Company has not sent or received any communication regarding termination of, or intent not to renew, any of the contracts filed as an exhibit to the Registration Statement, and no such termination or non-renewal has been threatened by the Company or, to the Company's knowledge, any other party to any such contract;

          (bb) the Company and each of the Subsidiaries maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
     (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

          (cc) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 and 15d-15 under the Securities Exchange Act of 1934 (the "EXCHANGE ACT")); such disclosure controls and procedures are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company's Chief Executive Officer and its Chief Financial Officer by others within those entities, and such disclosure controls and procedures are effective to perform the functions for which they were established; the Company's auditors and the Audit Committee of the Board of Directors have been advised by the Company of: (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize, and report financial data; and (ii) any fraud, whether or not material, that involves management or other employees who have a role in the Company's internal controls; any material weaknesses in internal controls have been identified for the Company's auditors; and since the date of the most recent evaluation of such disclosure controls and procedures, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses;

          (dd) the Company has made available to you true, correct, and complete copies of all documentation pertaining to any extension of credit in the form of a personal loan made, directly or indirectly, by the Company to any director or executive officer of the Company, or to any family member or affiliate of any director or executive officer of the Company; and since July 30, 2002, the Company has not, directly or indirectly, including through any Subsidiary: (i) extended credit, arranged to extend credit, or renewed any extension of credit, in the form of a personal loan, to or for any director or executive officer of the Company, or to or for any family member or affiliate of any director or executive officer of the Company;

     or (ii) made any material modification, including any renewal thereof, to any term of any personal loan to any director or executive officer of the Company, or any family member or affiliate of any director or executive officer, which loan was outstanding on July 30, 2002;

          (ee) there is no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with any provision of the Sarbanes-Oxley Act of 2002, as amended, and the rules and regulations promulgated in connection therewith that would have a Material Adverse Effect;

          (ff) any statistical and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources that the Company believes to be reliable and accurate, and the Company has obtained the written consent to the use of such data from such sources to the extent required;

          (gg) neither the Company nor any of the Subsidiaries, has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, including, without limitation, the Foreign Corrupt Practices Act, as amended; to the Company's knowledge, no employee or agent of the Company or the Subsidiaries has made any payment of funds of the Company or the Subsidiaries or received or retained any funds in violation of any law, rule or regulation, including, without limitation, the Foreign Corrupt Practices Act, as amended;

          (hh) neither the Company nor any of the Subsidiaries nor, to the Company's knowledge, any of their respective directors, officers, affiliates or controlling persons has taken, directly or indirectly, any action designed to cause or result in, or which has constituted under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

          (ii) to the Company's knowledge, there are no affiliations or associations between any member of the NASD and any of the Company's officers, directors or securityholders, except as set forth in the Registration Statement and the Prospectus or as disclosed to you in writing prior to the date hereof;

          (kk) the Registration Statement, the Prospectus and any preliminary prospectus comply in all material respects, and any further amendments or supplements thereto will comply in all material respects, with any applicable laws or regulations of any foreign jurisdiction in which the Prospectus or any preliminary prospectus is distributed in connection with the Directed Share Program; and no approval, authorization, consent or order of or filing with any governmental or regulatory commission, board, body, authority or agency, other than those obtained, is required in connection with the offering of the Reserved Shares in any jurisdiction where the Reserved Shares are being offered; and

          (ll) the Company has not offered, or caused the Underwriters to offer, Reserved Shares to any person pursuant to the Directed Share Program with the specific intent to influence unlawfully (i) a customer or supplier of the Company or any of the Subsidiaries to alter the customer's or supplier's level or type of business with the Company or any of the Subsidiaries, or (ii) a trade journalist or publication to write or publish favorable information about the Company or any of the Subsidiaries or any of their respective products or services.

          In addition, any certificate signed by any officer of the Company or any of the Subsidiaries and delivered to the Underwriters or counsel for the Underwriters in connection with the offering of the Shares shall be deemed to be a representation and warranty by the Company or Subsidiary, as the case may be, as to matters covered thereby, to each Underwriter.

     4. REPRESENTATIONS AND WARRANTIES OF THE SELLING STOCKHOLDERS. Each Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

          (a) such Selling Stockholder now is and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will be, the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to, or a valid "security entitlement" within the meaning of Section 8-501 of the New York Uniform Commercial Code in respect of, such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

          (b) such Selling Stockholder has and at the time of delivery of such Shares (whether the time of purchase or additional time of purchase, as the case may be) will have, full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws of certain jurisdictions), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

          (c) this Agreement and each Custody Agreement among American Stock Transfer & Trust Company, as custodian, and the Selling Stockholders (each, a "CUSTODY AGREEMENT") have been duly executed and delivered by such Selling Stockholder and, with respect to the Custody Agreement assuming due authorization, execution and delivery by the custodian, each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms;

          (d) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase or the termination of the offering of the Shares, the Registration Statement and Prospectus, and any supplements or amendments thereto, as they relate to such Selling Stockholder, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; PROVIDED, HOWEVER, that the foregoing representation and warranty, as it relates to such Selling Stockholder, is limited to information included in the Registration Statement and Prospectus, and any supplements or amendments thereto, concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder to the Company expressly for use therein;

          (e) such Selling Stockholder has duly and irrevocably authorized the Representatives of the Selling Stockholders, on behalf of such Selling Stockholder (except with respect to HIFI, which has duly and irrevocably authorized Lopen C. Klug and Michael J. Forde, on behalf of HIFI), to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto;

          (f) the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus;

          (g) the execution, delivery and performance of this Agreement by or on behalf of such Selling Stockholder, the compliance by the undersigned with all the provisions hereof and the consummation of the transactions contemplated hereby will not (i) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the organizational documents of such Selling Stockholder, if such Selling Stockholder is not an individual, or any indenture, loan agreement, mortgage, lease or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder or any property of such Selling Stockholder is bound or (ii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over such Selling Stockholder or any property of such Selling Stockholder; and

          (h) such Selling Stockholder has not taken, directly or indirectly, any action designed to cause or result in, or which has constituted under the Exchange Act or otherwise, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

     5.   CERTAIN COVENANTS OF THE COMPANY. The Company hereby agrees:

          (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states or other jurisdictions as you may designate and to maintain such qualifications in effect so long as you may request for the distribution of the Shares; PROVIDED that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares); and to promptly advise you of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

          (b) to make available to the Underwriters in New York City, as soon as practicable after the Registration Statement becomes effective, and thereafter from time to time to furnish to the Underwriters, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may request for the purposes contemplated by the Act; in case any Underwriter is required to deliver a prospectus after the nine-month period referred to in Section 10(a)(3) of the Act in connection with the sale of the Shares, the Company will prepare, at its expense, promptly upon request such amendment or amendments to the Registration Statement and the Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Act;

          (c) if, at the time this Agreement is executed and delivered, it is necessary for the Registration Statement or any post-effective amendment thereto to be declared effective before the Shares may be sold, the Company will endeavor to cause the Registration Statement or such post-effective amendment to become effective as soon as possible and the Company will advise you promptly and, if requested by you, will confirm such advice in writing, (i) when the Registration Statement and any such post-effective amendment thereto has become effective, and (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

          (d) to advise you and HIFI promptly, confirming such advice in writing, of any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or of notice of institution of proceedings for, or the entry of a stop order, suspending the effectiveness of the Registration Statement and, if the Commission should enter a stop order suspending the effectiveness of the Registration Statement, to use its best efforts to obtain the lifting or removal of such order as soon as possible; to advise you and HIFI promptly of any proposal to amend or supplement the Registration Statement or the Prospectus and to provide you, HIFI and Underwriters' counsel copies of any such documents for review and comment a reasonable amount of time prior to any proposed filing and to file no such amendment or supplement to which you or HIFI shall reasonably object in writing;

          (e) to file promptly all reports and any definitive proxy or information statement required to be filed by the Company with the Commission in order to comply with the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Shares; and to provide you with a copy of such reports and statements and other documents to be filed by the Company pursuant to Section 13, 14 or 15(d) of the Exchange Act during such period a reasonable amount of time prior to any proposed filing, and to promptly notify you of such filing;

          (f) if necessary or appropriate, to file a registration statement pursuant to Rule 462(b) under the Act;

          (g) to advise the Underwriters promptly of the happening of any event within the time during which a prospectus relating to the Shares is required to be delivered under the Act which could require the making of any change in the Prospectus then being used so that the Prospectus would not include an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, subject to Section 5(d) hereof, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change;

          (h) to make generally available to its security holders, and to deliver to you, an earnings statement of the Company (which will satisfy the provisions of Section 11(a) of the Act) covering a period of twelve months beginning after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act) as soon as is reasonably practicable after the termination of such twelve-month period but not later than ___________, 2005;

          (i) to furnish to its stockholders as soon as practicable after the end of each fiscal year an annual report (including a consolidated balance sheet and statements of income, stockholders' equity and cash flow of the Company and the Subsidiaries for such fiscal year, accompanied by a copy of the certificate or report thereon of nationally recognized independent certified public accountants);

          (j) to furnish to you five conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a conformed copy to each of the other Underwriters;

          (k) to the extent not otherwise available on EDGAR and upon request, to furnish promptly to you and to each of the other Underwriters for a period of two years from the date of this Agreement (i) copies of any reports, proxy statements, or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar forms as may be designated by the Commission, (iii) copies of documents or reports filed with any national securities exchange on which any class of securities of the Company is listed, and (iv) such other information as you may reasonably request regarding the Company or the Subsidiaries;

          (l) to furnish to you as early as practicable prior to the time of purchase and any additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim and monthly consolidated financial statements, if any, of the Company and the Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(f) hereof;

          (m) to apply the net proceeds from the sale of the Shares in the manner set forth under the caption "Use of Proceeds" in the Prospectus;

          (n) to pay all costs, expenses, fees and taxes (other than any fees and disbursements of counsel for the Underwriters, except as set forth in
     Section 7 hereof and clauses (iv), (vi) and (ix) below) in connection with
     (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the registration, issue, sale and delivery of the Shares including any stock or transfer taxes and stamp or similar duties payable upon the sale, issuance or delivery of the Shares to the Underwriters, (iii) the producing, word processing and/or printing of this Agreement, any Agreement Among Underwriters, any dealer agreements, any Powers of Attorney and any closing documents (including compilations thereof) and the reproduction and/or printing and furnishing of copies of each thereof to the Underwriters and (except closing documents) to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state or foreign laws and the determination of their eligibility for investment under state or foreign law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters incurred in connection with such qualification and determination, which shall not exceed $[ ] (which limitation shall not apply to fees of foreign legal counsel engaged in connection with the Directed Share Program, it being understood that UBS and the Company will mutually agree in which countries Shares will be offered pursuant thereto) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (v) any listing of the Shares on any securities exchange or qualification of the Shares for quotation on the National Association of Securities Dealers Automated Quotation National Market System ("NASDAQ") and any registration thereof under the Exchange Act, (vi) any filing for review of the public offering of the Shares by the NASD, including the legal fees and filing fees and other disbursements of counsel to the Underwriters incurred in connection with such filing, which shall not exceed $[ ], (vii) the fees and disbursements of any transfer agent or registrar for the Shares, (viii) the costs and expenses of the Company relating to presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants engaged in connection with the road show presentations and travel, lodging and other expenses incurred by the officers of the Company and any such consultants; provided, however, that the Underwriters agree to pay the cost of all food service (including, without limitation, all breakfasts, lunches and dinners) provided at presentations or meetings undertaken in connection with the marketing of the offering and sale of the Shares to prospective investors and the Underwriters' sales forces; and provided further, however, that the Underwriters agree to pay their pro rata share of the cost of any aircraft chartered in connection with the road show (it being understood that, for purposes of this clause (viii), the Underwriters' pro rata share shall be determined by dividing the number of representatives of the Underwriters on the aircraft by the sum of (1) the number of representatives of the Underwriters and (2) the number of representatives of the Company on the aircraft; for example, if there are two representatives of the Underwriters and three representatives of the Company on the aircraft, the Underwriters agree to pay 40% of the cost of the aircraft, (ix) the offer and sale of the Reserved Shares, including all costs and expenses of UBS-FinSvc and the Underwriters, including the fees and disbursements of counsel for the Underwriters, and
     (x) the performance of the Company's other obligations hereunder;

          (o) not to (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or (ii) file or cause to be declared effective a registration statement under the Act relating to the offer and sale of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or any other securities of the Company that are substantially similar to Common Stock, or (iii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock or any other securities of the Company that are substantially similar to Common Stock, whether such transaction is to be settled by delivery of Common Stock or such other securities or otherwise or (iv) publicly announce in which to effect any transaction specified in clause (i), (ii) or (iii) of this Section 5(o), for a period of 180 days after the date hereof (the "LOCK-UP PERIOD"), without the prior written consent of UBS, except for (i) the registration of the Shares and the sales to the Underwriters pursuant to this Agreement, (ii) issuances of Common Stock upon the exercise of options or warrants disclosed as outstanding in the Registration Statement and the Prospectus, (iii) grants of stock options not exercisable during the Lock-Up Period pursuant to equity compensation plans described in the Registration Statement and the Prospectus, (iv) the registration of the offer and sale of shares of Common Stock upon exercise of options, and (v) issuances of Common Stock pursuant to the employee stock purchase plan; PROVIDED, HOWEVER, if (i) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this subsection shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; PROVIDED FURTHER, however, this paragraph shall be of no force or effect if the Company's shares of Common Stock are "actively traded securities," as defined in Regulation M, 17 CFR 242.101(c)(1).

          (p) to use its best efforts to cause the Common Stock to be listed for quotation on NASDAQ;

          (q) to maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock; and

          (r) to ensure that the Reserved Shares will be restricted from sale, transfer, assignment, pledge or hypothecation for such period and to such extent as may be required by the NASD and its rules; and to comply in all material respects with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Reserved Shares are offered in connection with the Directed Share Program.

     6. CERTAIN COVENANT OF THE SELLING STOCKHOLDERS. Each of the Selling Stockholders agree with each Underwriter to execute a Lock-Up Agreement or Extended Lock-Up Agreement.

     7. REIMBURSEMENT OF UNDERWRITERS' EXPENSES. If the Shares are not delivered for any reason other than the termination of this Agreement pursuant to (a) the fifth paragraph of Section 10 hereof, (b) clauses (y) (i), (iii),
(iv) or (v) of the second paragraph of Section 9 or (c) the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall, in addition to paying the amounts described in Section 5(n) hereof, reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel.

     8. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof, at the time of purchase and, if applicable, at the additional time of purchase, the performance by the Company and each of the Selling Stockholders of its obligations hereunder and to the following additional conditions precedent:

          (a) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Gordon & Glickson LLC, counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Registration Statement and the Prospectus, to execute and deliver this Agreement and to issue, sell and deliver the Shares as contemplated herein;

               (ii) each of the Subsidiaries organized under the laws of a jurisdiction in the United States (the "U.S. SUBSIDIARIES") has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus;

               (iii) each of the Company and the U.S. Subsidiaries is duly qualified to do business as a foreign corporation and is in good standing in the jurisdictions in the United States set forth in Schedule E hereto;

               (iv) all of the issued and outstanding shares of capital stock of the Company, except for the Shares to be sold by the Company for which such counsel need not give an opinion, have been duly authorized and validly issued, are fully paid and non-assessable and are free of statutory preemptive rights and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the Shares are free of statutory preemptive rights and, to such counsel's knowledge, contractual preemptive rights, resale rights, rights of first refusal and similar rights; the form of specimen certificate for the Shares filed as an exhibit to the Registration Statement is in due and proper form and the holders of the Shares will not be subject to personal liability for the obligations of the Company by reason of ownership of such Shares;

               (v) all of the outstanding shares of capital stock of each of the U.S. Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and, except as otherwise stated in the Registration Statement and the Prospectus, are owned by the Company, in each case, to such counsel's knowledge, subject to no security interest, other encumbrance or adverse claim; and to such counsel's knowledge, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligation into shares of capital stock or ownership interests in the U.S. Subsidiaries are outstanding, except as reflected on Schedule F hereto;

               (vi) the execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute a default under) the charter or by-laws of the Company or any of the U.S. Subsidiaries, or any indenture, mortgage, deed of trust, bank loan or credit agreement or other evidence of indebtedness, or any license, lease, contract or other agreement or instrument filed as an exhibit to the Registration Statement, or any U.S. federal or state law, regulation or rule (not including any federal or state securities law) or, to such counsel's knowledge, any decree, judgment or order applicable to the Company or any of the Subsidiaries;

               (vii) to such counsel's knowledge, there are no actions, suits, claims, investigations or proceedings pending, threatened or contemplated to which the Company or any of the Subsidiaries or any of their respective directors or officers is or would be a party (in such person's capacity as a director or officer) or to which any of their respective properties is or would be subject at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency, which have not been disclosed to the Underwriters; and

               (viii) the Company is not and, after giving effect to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

          In addition, such counsel shall state that, in connection with the preparation by the Company of the Registration Statement and Prospectus, such counsel participated in conferences with certain officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and Prospectus and related matters were discussed and, although such counsel did not independently verify such information and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, on the basis of the foregoing (relying as to the factual matters upon statements of officers and other representatives of the Company and public officials), no facts have come to such counsel's attention that caused such counsel to believe that the Registration Statement (other than the financial statements and related notes thereto and the other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no belief) or any amendment thereto, as of the date the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and related notes thereto and the other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no belief), at the time of purchase or the additional time of purchase, as the case may be, as amended or supplemented, if applicable, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (b) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Winston & Strawn LLP, special counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) this Agreement has been duly authorized, executed and delivered by the Company;

               (ii) the Shares to be sold by the Company have been duly authorized and, when issued, paid for and delivered in accordance with this Agreement, will be validly issued, fully paid and non-assessable;

               (iii) the statements made in the Prospectus under the heading "Description of Capital Stock", insofar as they purport to constitute a summary of the terms of the Company's capital stock, including the Shares, constitute an accurate summary of the terms of such capital stock in all material respects;

               (iv) the Registration Statement, as of the date it became effective, and the Prospectus, as of its date, complied as to form in all material respects to the applicable requirements of the Act and the applicable rules and regulations of the Commission thereunder, except that such counsel need not express (A) any opinion as to the financial statements and related notes thereto and the other financial, statistical and accounting data included in the Registration Statement or omitted therefrom or as to the exhibits to the Registration Statement or (B) any opinion or assurance as to the accuracy, completeness or fairness of the statements contained in the Registration Statement or Prospectus;

               (v) no consent, approval, authorization, order or other action by, or notice to or filing with, any federal or New York governmental or regulatory body or authority or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law, as amended (the "DGCL"), is required for the execution and delivery of this Agreement by the Company, the issue, sale and delivery of the Shares by the Company in accordance with this Agreement or the compliance by the Company with all of the provisions of this Agreement, except (A) those which have been obtained, taken or made or
          (B) such as may be required by the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

               (vi) the statements made in the Prospectus under the heading "Certain Material U.S. Income Tax Consequences to Non-U.S. Holders", insofar as they purport to constitute a summary of the matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects; and

               (vii) to such counsel's knowledge, the execution and delivery of this Agreement by the Company, the issue, sale and delivery of the Shares by the Company in accordance with this Agreement and the compliance by the Company with all of the provisions of this Agreement do not violate any federal or New York securities statute or any rule or regulation that has been issued pursuant to any federal or New York securities statute.

          In addition, such counsel shall state that, in connection with the preparation by the Company of the Registration Statement and Prospectus, such counsel participated in conferences with certain officers and other representatives of the Company, representatives of the independent public accountants of the Company, representatives of the Underwriters and counsel for the Underwriters at which the contents of the Registration Statement and

     Prospectus and related matters were discussed and, although such counsel did not independently verify such information and are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent specified in subparagraphs (iii) and (vi) above), on the basis of the foregoing (relying as to the factual matters upon statements of officers and other representatives of the Company and public officials), no facts have come to such counsel's attention that caused such counsel to believe that the Registration Statement (other than the financial statements and related notes thereto and the other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no belief) or any amendment thereto, as of the date the Registration Statement or amendment became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (other than the financial statements and related notes thereto and the other financial, statistical and accounting data included therein or omitted therefrom, as to which such counsel need express no belief), at the time of purchase or the additional time of purchase, as the case may be, as amended or supplemented, if applicable, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (c) The Company shall furnish to you at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Pathak and Associates, special India counsel for the Company, addressed to the Underwriters, and dated the time of purchase or the additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form and substance reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) Kanbay Software (India) Private Ltd. ("KANBAY INDIA") has been duly incorporated and is validly existing as a limited liability company under the laws of the Republic of India, with full corporate power and authority to own and lease its properties and conduct its business as described in the Registration Statement and the Prospectus;

               (ii) all of the outstanding equity shares of Kanbay India have been duly authorized and validly issued and are fully paid up and are not subject to any preemptive or similar rights under, to such counsel's knowledge, any written agreement entered into by Kanbay India (such opinion being limited to those written agreements identified in the list attached to such opinion as an exhibit). Except as otherwise stated in the Registration Statement and the Prospectus, to such counsel's knowledge, there are no outstanding securities issued by Kanbay India that are convertible into, or exchangeable for, or warrants, rights or options to purchase from Kanbay India, the equity shares of Kanbay India;

               (iii) the execution, delivery and performance of this Agreement by the Company, the issuance and sale of the Shares by the Company and the consummation by the Company of the transactions contemplated thereby will not conflict with, result in any breach or violation of or constitute a default under (nor constitute any event which with notice, lapse of time or both would result in any breach or violation of or constitute default under): (A) the certificate of incorporation, the memorandum of association and the articles of association of Kanbay India, (B) any provision of applicable laws of the Republic of India, (C) to such counsel's knowledge, any judgment, order or decree of any governmental body, agency or court in India that is binding on Kanbay India or its property or (D) to such counsel's knowledge, any obligation or covenant under any indenture, contract or agreement to which Kanbay India is a party (such opinion being limited (1) to those orders, decrees, written agreements or instruments (which orders, decrees, written agreements and instruments have been certified by an officer of Kanbay India to be all of the orders, decrees, agreements and instruments material to Kanbay India) identified in the list attached to such opinion as an exhibit and (2) in that such counsel expresses no opinion with respect to any violation not readily ascertainable from the face of any such order, decree, agreement or instrument, or arising under or based upon any cross default provision in so far as it relates to a default under any agreement or instrument not so identified on such exhibit to such opinion, or arising as a result of any violation of any agreement or covenant based on a failure to comply with any financial or numerical requirement requiring computation); and

               (iv) such counsel is not representing Kanbay India in any legal proceedings other than the proceedings identified in the list attached to such opinion as an exhibit, to which Kanbay India is a party or to which any property of Kanbay India is subject (which legal proceedings have been certified by an officer of Kanbay India to be all of the legal proceedings to which Kanbay India is a party or to which any property of Kanbay India is subject).

          (d) HIFI shall furnish to you at the time of purchase, addressed to the Underwriters, and dated the time of purchase, an opinion of [Household internal counsel], counsel for HIFI, with reproduced copies for each of the other Underwriters, and in form and substance reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) this Agreement and the Custody Agreement have been duly executed and delivered by or on behalf of HIFI;

               (ii) HIFI has valid title to, or a valid security entitlement in respect of, the Shares to be sold by HIFI free and clear of all security interests, claims, liens, equities and other encumbrances; HIFI has full legal right and power, and has obtained any authorization or approval required by New York law (other than those imposed by the Act and the securities or blue sky laws of New York), to sell, assign, transfer and deliver the Shares to be sold by HIFI or a security entitlement in respect of such Shares in the manner provided in this Agreement;

               (iii) delivery of stock certificates representing the Shares to be sold by HIFI, endorsed to the Underwriters, and payment therefor pursuant to this Agreement will pass valid title to such Shares, free and clear of any adverse claim within the meaning of Section 8-102 of the Uniform Commercial Code of New York, to each Underwriter who has purchased such Shares without notice of an adverse claim; and

               (iv) each of the Representatives of the Selling Stockholders has been duly authorized by each Selling Stockholder to execute and deliver on behalf of such Selling Stockholder this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder.

          (e) The Selling Shareholders (other than HIFI) shall furnish to you at the additional time of purchase, an opinion of Baker & MacKenzie, special counsel for the Selling Shareholders (other than HIFI) addressed to the Underwriters, and dated the additional time of purchase, with reproduced copies for each of the other Underwriters, and in form and substance reasonably satisfactory to Davis Polk & Wardwell, counsel for the Underwriters, stating that:

               (i) this Agreement and Custody Agreement have been duly executed and delivered by or on behalf of each Selling Stockholder that is a natural person;

               (ii) no governmental authorization or approval (other than any authorization or approval under the federal securities laws and the securities or blue sky laws of any state, as to which no opinion need be expressed) is required to permit such Selling Stockholders to sell, assign, transfer and deliver the Shares to be sold by such Selling Stockholders, or security entitlements in respect of such Shares, in the manner provided by this Agreement;

               (iii) upon the delivery of stock certificates representing the Shares to be sold by such Selling Stockholders duly indorsed to the Underwriters, and upon payment therefor in accordance with this Agreement, each Underwriter who purchases such Shares without notice of any adverse claim (within the meaning Section 8-102 of the Uniform Commercial Code of the State of New York) will acquire such Shares free and clear of any adverse claim; and

               (iv) each Power of Attorney constitutes the valid and binding agreement of the Selling Stockholder party thereto, enforceable against such Selling Stockholder in accordance with its terms.

          (f) You shall have received from Ernst & Young LLP letters dated, respectively, the date of this Agreement, the time of purchase and, if applicable, the additional time of purchase, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by UBS.

          (g) You shall have received at the time of purchase and, if applicable, at the additional time of purchase, an opinion of Davis Polk & Wardwell, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, with respect to such matters as may be reasonably requested by the Underwriters.

          (h) No Prospectus or amendment or supplement to the Registration Statement or the Prospectus shall have been filed to which you object in writing.

          (i) The Registration Statement shall become effective not later than 5:30 P.M. New York City time, on the date of this Agreement and, if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission pursuant to Rule 424(b) under the Act at or before 5:30 P.M., New York City time, on the second full business day after the date of this Agreement and any registration statement pursuant to Rule 462(b) under the Act required in connection with the offering and sale of the Shares shall have been filed and become effective no later than 10:00 p.m., New York City time, on the date of this Agreement.

          (j) Prior to the time of purchase, and, if applicable, the additional time of purchase, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act; (ii) the Registration Statement and all amendments thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

          (k) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, no material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole shall occur or become known.

          (l) (i) The Company will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of its Chief Executive Officer and its Chief Financial Officer in the form attached as Exhibit C-1 hereto; and (ii) Kanbay India will, at the time of purchase and, if applicable, at the additional time of purchase, deliver to you a certificate of an officer of Kanbay India in the form attached as Exhibit C-2 hereto.

          (m) You shall have received (i) signed Lock-up Agreements referred to in Section 3(r) hereof and (ii) signed lock-up letter agreements, in substantially the form set forth as Exhibit B hereto, from each of HIFI, The Co-Investment 2000 Fund, L.P., Cross Atlantic

     Technology Fund II, L.P., Donald R. Caldwell, MSIT Holdings, Inc, Kanbay Acquisition, L.L.C., Kanbay Investment, L.L.C., Wyndmoor Associates,
     B. Douglas Morriss Irrevocable Trust, and Raymond J. Spencer.

          (n) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as of the time of purchase and, if applicable, the additional time of purchase, as you may reasonably request.

          (o) The Shares shall have been approved for quotation on NASDAQ, subject only to notice of issuance at or prior to the time of purchase or the additional time of purchase, as the case may be.

          (p) The Company shall furnish to you executed copies of any waiver or consent required under any agreement which would otherwise give any person
     (i) any preemptive rights, resale rights, rights of first refusal or other rights to purchase any shares of Common Stock or shares of any other capital stock or other equity interests of the Company or (ii) the right, contractual or otherwise, to cause the Company to register under the Act any shares of Common Stock or shares of any other capital stock or other equity interests of the Company, or to include any such shares or interests in the Registration Statement or the offering contemplated thereby, whether as a result of the filing or effectiveness of the Registration Statement or the sale of the Shares as contemplated thereby or otherwise.

          (q) The Selling Stockholders will at the time of purchase and the additional time of purchase, as the case may be, deliver to you a certificate of the Representatives of the Selling Stockholders to the effect that the representations and warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date.

     9. EFFECTIVE DATE OF AGREEMENT; TERMINATION. This Agreement shall become effective (i) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or
(ii) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

          The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of UBS or any group of Underwriters (which may include UBS) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if (x) since the time of execution of this Agreement or the earlier respective dates as of which information is given in the Registration Statement and the Prospectus, there has been any material adverse change or any development involving a prospective material adverse change in the business, properties, management, financial condition or results of operations of the Company and the Subsidiaries taken as a whole, which would, in UBS' judgment or in the judgment of such group of Underwriters, make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus, or (y) since the time of execution of this Agreement, there shall have occurred: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange, the American Stock Exchange or the NASDAQ; (ii) a suspension or material limitation in trading in the Company's securities on

NASDAQ; (iii) a general moratorium on commercial banking activities declared by either federal or New York State authorities or a material disruption in commercial banking or securities settlement or clearance services in the United States; (iv) an outbreak or escalation of hostilities or acts of terrorism involving the United States or a declaration by the United States of a national emergency or war; or (v) any other calamity or crisis or any change in financial, political or economic conditions in the United States or elsewhere, if the effect of any such event specified in clause (iv) or (v) in UBS' judgment or in the judgment of such group of Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Registration Statement and the Prospectus.

          If UBS or any group of Underwriters elects to terminate this Agreement as provided in this Section 9, the Company, the Representatives of the Selling Stockholders and each other Underwriter shall be notified promptly in writing.

          If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5(n), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 12 hereof) or to one another hereunder.

     10. INCREASE IN UNDERWRITERS' COMMITMENTS. Subject to Sections 8 and 9 hereof, if any Underwriter shall default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder (otherwise than for a failure of a condition set forth in Section 8 hereof or a reason sufficient to justify the termination of this Agreement under the provisions of Section 9 hereof) and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate number of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set forth opposite the names of such non-defaulting Underwriters in Schedule A.

          Without relieving any defaulting Underwriter from its obligations hereunder, the Company and each of the Selling Stockholders agrees with the non-defaulting Underwriters that it will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

          If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

          The term Underwriter as used in this Agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

          If the aggregate number of Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase exceeds 10% of the total number of Firm Shares which all Underwriters agreed to purchase hereunder, and if neither the non-defaulting Underwriters nor the Company shall make arrangements within the five business day period stated above for the purchase of all the Firm Shares which the defaulting Underwriter or Underwriters agreed to purchase hereunder, this Agreement shall terminate without further act or deed and without any liability on the part of the Company to any non-defaulting Underwriter and without any liability on the part of any non-defaulting Underwriter to the Company. Nothing in this paragraph, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     11.  INDEMNITY AND CONTRIBUTION.

          (a) (1) The Company agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this
     Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except (A) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration

     Statement or such Prospectus or necessary to make such information not misleading, and (B) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in a Preliminary Prospectus or necessary to make the statements made therein not misleading, the indemnity in this Section 11(a)(1)(i) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, damage, expense, liability or claim purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented) was timely furnished by the Company to such Underwriter and the Prospectus (as so amended or supplemented) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, damage, expense, liability or claim, (ii) any material breach of any representation and warranty made by the Company in Section 3 hereof or the failure by the Company to perform in all material respects when and as required any agreement or covenant of the Company contained herein, (iii) any untrue statement or alleged untrue statement of a material fact contained in any audio or visual materials provided by the Company or approved by the Company, including, without limitation, slides, videos, films or tape recordings, and used in connection with the marketing of the Shares or (iv) the Directed Share Program, provided that the Company shall not be responsible under this clause (iv) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of the Underwriters in conducting the Directed Share Program.

          (2) HIFI severally agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or
     Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except (A) insofar as any such loss, damage, expense liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading, (B) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in a Preliminary Prospectus or necessary to make the statements made therein not misleading, the indemnity in this Section 11(a)(2) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, damage, expense, liability or claim purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented) was timely furnished by the Company to such Underwriter and the Prospectus (as so amended or supplemented) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, damage, expense, liability or claim, (C) HIFI shall be obligated to indemnify the Underwriters and any person controlling each Underwriter pursuant to this Section 11(a)(2) only if the indemnification of such persons by the Company pursuant to Section 11(a)(1) is insufficient to compensate such parties from and against such losses, damages, expenses, liabilities and claims and (D) in any event, HIFI shall not be responsible, either pursuant to this indemnity or other provisions of this Section 11 or as a result of any breach of this Agreement, for losses, damages, expenses, liability or claims for an amount in excess of the net proceeds received by HIFI from the sale of Shares hereunder.

          (3) Each Selling Stockholder severally agrees to indemnify, defend and hold harmless each Underwriter, its partners, directors and officers, and any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the Company, its directors and officers and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter, the Company or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or such Prospectus or necessary to make such information not misleading, except (A) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration

     Statement or such Prospectus or necessary to make such information not misleading, (B) insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in a Preliminary Prospectus or necessary to make the statements made therein not misleading, the indemnity in this Section 11 (a)(3) shall not inure to the benefit of any Underwriter from whom the person asserting any such loss, damage, expense, liability or claim purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented) was timely furnished by the Company to such Underwriter and the Prospectus (as so amended or supplemented) was not sent or given by or on behalf of such Underwriter to such person at or prior to the written confirmation of the sale of the Shares to such person and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, damage, expense, liability or claim, and (C) in any event, no Selling Stockholder shall be responsible, either pursuant to this indemnity or other provisions of this Section 11 or as a result of any breach of this Agreement (including in connection with clause (ii) below), for losses, damages, expenses, liability or claims for an amount in excess of the net proceeds received by such Selling Stockholder from the sale of Shares hereunder or
     (ii) any material breach of any representation and warranty made by such Selling Stockholder in Section 4 hereof or the failure by such Selling Stockholder to perform in all material respects when and as required any agreement or covenant of such Selling Stockholder contained herein. For the purposes of Section 11(a)(3)(i) and Section 4(d) above, the statements set forth in paragraphs [ ] and [ ] under the caption "Principal and Selling Stockholders" in the Prospectus constitute the only information furnished by or on behalf of the Selling Stockholders as such information is referred to in such sections.

          (4) If any action, suit or proceeding (each, a "PROCEEDING") is brought against an Underwriter or any such person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to one of the foregoing paragraphs, such Underwriter or such person shall promptly notify the Company and the Representatives of the Selling Stockholders in writing of the institution of such Proceeding and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify the Company or the Representatives of the Selling Stockholders shall not relieve the Company or such Selling Stockholder from any liability which the Company or such Selling Stockholder may have to any Underwriter or any such person or otherwise, except to the extent the Company or such Selling Stockholder is materially prejudiced by such omission. Such Underwriter or such person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or of such person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such Proceeding or the Company or such Selling Stockholder shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from, additional to or in conflict with those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but the Company or such Selling Stockholder may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the Company or such Selling Stockholder), in any of which events such fees and expenses shall be borne by the Company or such Selling Stockholder and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). The Company or such Selling Stockholder shall not be liable for any settlement of any Proceeding effected without its written consent but if settled with the written consent of the Company or such Selling Stockholder, the Company or such Selling Stockholder agrees to indemnify and hold harmless any Underwriter and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have fully reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          The Company agrees to indemnify, defend and hold harmless UBS-FinSvc and its partners, directors and officers, and any person who controls UBS-FinSvc within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, UBS-FinSvc or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim (i) arises out of or is based upon (a) any of the matters referred to in clauses (i) through (iii) of the first paragraph of this Section 11(a), or (b) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Directed Share Participants in connection with the Directed Share Program or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) is caused by the failure of any Directed Share Participant to pay for and accept delivery of Reserved Shares that the Directed Share Participant has agreed to purchase; or (iii) otherwise arises out of or is based upon the Directed Share Program, provided that the Company shall not be responsible under this clause (iii) for any loss, damage, expense, liability or claim that is finally judicially determined to have resulted from the gross negligence or willful misconduct of UBS-FinSvc in conducting the Directed Share Program.
     Section 11(a)(4) shall apply equally to any Proceeding brought against UBS-FinSvc or any such person in respect of which indemnity may be sought against the Company pursuant to the foregoing sentence; except that the Company shall be liable for the expenses of one separate counsel (in addition to any local counsel) for UBS-FinSvc and any such person, separate and in addition to counsel for the Underwriters, in any such Proceeding.

          The Company agrees to indemnify, defend and hold harmless each Selling Stockholder, its partners, directors and officers, and any person who controls any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, any such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Selling Stockholder furnished in writing by or on behalf of such Selling Stockholder through you to the Company expressly for use in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, its directors and officers, and any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and each Selling Stockholder, its partners, directors and officers, and any person who controls any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the successors and assigns of all of the foregoing persons, from and against any loss, damage, expense, liability or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, any such Selling Stockholder or any such person may incur under the Act, the Exchange Act, the common law or otherwise, insofar as such loss, damage, expense, liability or claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information concerning such Underwriter furnished in writing by or on behalf of such Underwriter through you to the Company expressly for use in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in such Registration Statement or such Prospectus or necessary to make such information not misleading.

          If any Proceeding is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, any Selling Stockholder or such person shall promptly notify such Underwriter in writing of the institution of such Proceeding and such Underwriter shall assume the defense of such Proceeding, including the employment of counsel reasonably satisfactory to such indemnified party and payment of all fees and expenses; PROVIDED, HOWEVER, that the omission to so notify such Underwriter shall not relieve such Underwriter from any liability which such Underwriter may have to the Company, any Selling Stockholder or any such person or otherwise, except to the extent such Underwriter is materially prejudiced by such omission. The Company, any Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, any Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such Proceeding or such Underwriter shall not have, within a reasonable period of time in light of the circumstances, employed counsel to defend such Proceeding or such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to or in conflict with those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such Proceeding on behalf of the indemnified party or parties, but such Underwriter may employ counsel and participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such Underwriter), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (in addition to any local counsel) in any one Proceeding or series of related Proceedings in the same jurisdiction representing the indemnified parties who are parties to such Proceeding). No Underwriter shall be liable for any settlement of any such Proceeding effected without the written consent of such Underwriter but if settled with the written consent of such Underwriter, such Underwriter agrees to indemnify and hold harmless the Company, any Selling Stockholder and any such person from and against any loss or liability by reason of such settlement. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second sentence of this paragraph, then the indemnifying party agrees that it shall be liable for any settlement of any Proceeding effected without its written consent if
     (i) such settlement is entered into more than 60 business days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall not have reimbursed the indemnified party in accordance with such request prior to the date of such settlement and (iii) such indemnified party shall have given the indemnifying party at least 30 days' prior notice of its intention to settle. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened Proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such Proceeding and does not include an admission of fault, culpability or a failure to act, by or on behalf of such indemnified party.

          (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this
     Section 11 or insufficient to hold an indemnified party harmless in respect of any losses, damages, expenses, liabilities or claims referred to therein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, damages, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, damages, expenses, liabilities or claims, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same respective proportions as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders and the total underwriting discounts and commissions received by the Underwriters, bear to the aggregate public offering price of the Shares. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and/or the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, damages, expenses, liabilities and claims referred to in this subsection shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating, preparing to defend or defending any Proceeding.

          (d) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this
     Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this
     Section 11, no
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                                       38


     Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damage which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

          (e)  The indemnity and contribution agreements contained in this
     Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, its partners, directors or officers, or any person (including each partner, officer or director of such person) who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors or officers or any person who controls the Company within the meaning of
     Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of any Selling Stockholder, its partners, directors and officers, and any person who controls any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each of the Selling Stockholders and each Underwriter agree promptly to notify each other of the commencement of any Proceeding against it and, in the case of the Company or the Selling Stockholders, against any of the Company's or any of the Selling Stockholders' officers or directors, as the case may be, in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or the Prospectus.

     12. INFORMATION FURNISHED BY THE UNDERWRITERS. The statements set forth in the last paragraph on the cover page of the Prospectus and the statements set forth in paragraphs [ ] and [ ] under the caption "Underwriting" in the Prospectus constitute the only information furnished by or on behalf of the Underwriters as such information is referred to in Sections 3 and 11 hereof.

     13. NOTICES. Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to UBS Securities LLC, 299 Park Avenue, New York, N.Y. 10171-0026, Attention:
Syndicate Department and, if to the Company, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at Kanbay International, Inc., 6400 Shafer Court, Suite 100, Rosemont, Illinois 60018,
Attention: Robert A. Williams, Esq.; and if to the Selling Stockholders, shall be sufficient in all respects if delivered or sent to the Representatives of the Selling Stockholders at Kanbay International, Inc., 6400 Shafer Court, Suite 100, Rosemont, Illinois 60018, Attention: Robert A. Williams, Esq. and William
F. Weissman, and to HIFI at [ ].

     14. GOVERNING LAW; CONSTRUCTION. This Agreement and any claim, counterclaim or dispute of any kind or nature whatsoever arising out of or in any way relating to this Agreement ("CLAIM"), directly or indirectly, shall be governed by, and construed in accordance with, the laws of the State of New York. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

     15. SUBMISSION TO JURISDICTION. Except as set forth below, no Claim may be commenced, prosecuted or continued in any court other than the courts of the State of New York located in the City and County of New York or in the United States District Court for the Southern District of New York, which courts shall have jurisdiction over the adjudication of such matters, and the Company consents to the jurisdiction of such courts and personal service with respect thereto. The Company and each of the Selling Stockholders hereby consent to personal jurisdiction, service and venue in any court in which any Claim arising out of or in any way relating to this Agreement is brought by any third party against UBS or any indemnified party. Each of UBS, the Selling Stockholders and the Company (on its behalf and, to the extent permitted by applicable law, on behalf of its stockholders and affiliates) waives all right to trial by jury in any action, proceeding or counterclaim (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company and each of the Selling Stockholders agree that a final judgment in any such action, proceeding or counterclaim brought in any such court shall be conclusive and binding upon such party and may be enforced in any other courts to the jurisdiction of which such party is or may be subject, by suit upon such judgment.

     16. PARTIES AT INTEREST. The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Selling Stockholders and the Company and to the extent provided in Section 11 hereof the controlling persons, partners, directors and officers referred to in such section, and their respective successors, assigns, heirs, personal representatives and executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

     17. COUNTERPARTS. This Agreement may be signed by the parties in one or more counterparts which together shall constitute one and the same agreement among the parties.

     18. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon the Underwriters, each of the Selling Stockholders and the Company and their successors and assigns and any successor or assign of any substantial portion of the Company's, any of the Selling Stockholders', and any of the Underwriters' respective businesses and/or assets.

     19. MISCELLANEOUS. UBS, an indirect, wholly owned subsidiary of UBS AG, is not a bank and is separate from any affiliated bank, including any U.S. branch or agency of UBS AG. Because UBS is a separately incorporated entity, it is solely responsible for its own contractual obligations and commitments, including obligations with respect to sales and purchases of securities. Securities sold, offered or recommended by UBS are not deposits, are not insured by the Federal Deposit Insurance

Corporation, are not guaranteed by a branch or agency, and are not otherwise an obligation or responsibility of a branch or agency.

          If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the several Underwriters, please so indicate in the space provided below for that purpose, whereupon this agreement and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

                        Very truly yours,

                        KANBAY INTERNATIONAL, INC.


                        By:
                             ------------------------------------------------
                              Title:


                        HOUSEHOLD INVESTMENT FUNDING, INC.


                        By:
                             ------------------------------------------------
                              Attorney-in-Fact

                        THE SELLING STOCKHOLDERS NAMED IN SCHEDULE B ATTACHED HERETO (OTHER THAN HOUSEHOLD INVESTMENT FUNDING, INC.)


                        By:
                             ------------------------------------------------
                              Attorney-in-Fact

Accepted and agreed to as of the
date first above written, on
behalf of themselves and the
other several Underwriters
named in Schedule A

UBS SECURITIES LLC
JANNEY MONTGOMERY SCOTT LLC
ROBERT W. BAIRD & CO. INCORPORATED


By:  UBS SECURITIES LLC


By:  __________________________
       Title:


By:  __________________________
      Title:

                                   SCHEDULE A

UNDERWRITER                                                          FIRM SHARES
-----------                                                          -----------
UBS SECURITIES LLC
JANNEY MONTGOMERY SCOTT LLC
ROBERT W. BAIRD & CO. INCORPORATED








                                                                     -----------
                                                       Total.......
                                                                     ===========

                                   SCHEDULE B

                                                                        FIRM SHARES            ADDITIONAL SHARES
                                                                        -----------            -----------------
Household Investment Funding, Inc.....................................                         0
Kausani Trust.........................................................  0
Global Perspectives Limited...........................................  0
Kismet Exports & Investments Private Limited                            0
Mark Cramer                                                             0
Henrietta S. Thomas                                                     0
W. John Patterson                                                       0
                                                                        ------------           -----------
                                    Total...............................
                                                                        ============           ===========

                                  SCHEDULE C-1

                                                        PERCENTAGE
SUBSIDIARIES                                               OWNED       JURISDICTION
------------                                            ----------     ------------
Kanbay Incorporated                                        100%        Illinois
Kanbay (Japan) Incorporated                                100%        Illinois
Kanbay (Singapore) Pte Ltd.                                100%        Singapore
Kanbay Limited                                             100%        Bermuda
Kanbay (Asia) Limited                                      99.9%       Mauritius
Kanbay Software (India) Private Ltd                        99.9%       India
Kanbay Europe Ltd.                                         100%        UK
Kanbay (HK) Ltd.                                           99.9%       Hong Kong
Kanbay Australia Pty Ltd                                   100%        Australia
Kanbay Pty Ltd                                             100%        Australia
Kanbay Managed Solutions, Inc.                              80%        Illinois
Kanbay Managed Solutions Canada, Inc.                       80%        Canada
Kanbay Global Services, Inc.                               100%        Illinois
Kanbay Canada Inc.                                         100%        Canada

                                  SCHEDULE C-2

                                                      PERCENTAGE OF
EQUITY INVESTMENTS                                     EQUITY OWNED      JURISDICTION
------------------                                     ------------      ------------
SSS Holding Corporation Ltd                                48%           UK
Strategic Systems Solutions Ltd                            48%           UK
Strategic Investments Solutions Ltd                        24%           UK
Strategic Training Solutions Ltd                           48%           UK
Strategic Systems Inc                                      48%           South Carolina
Monocle                                                   11.04%         UK
Strategic Back-Office Solutions Ltd.                       36%           UK
Strategic Resourcing Solutions Ltd                         50%           UK

                                                                           PRINCIPAL AMOUNT
DEBT INVESTMENTS                                      SECURITY                   OWNED
----------------                                      --------                   -----
General Datacon Industries, Inc.                10% Adjustable Senior         $119,606.92
                                             Subordinated Debentures Due
                                                        2008

                                   SCHEDULE D

OPTION HOLDER                       NUMBER OF OPTIONS GRANTED
-------------                       -------------------------
Brad Anderson..................               4,657
Owen Baker.....................               17,696
Garnett Banks..................               27,941
Quai Chiang....................               2,980
Lucy Fernandes.................               5,076
Salil Joseph...................               4,284
Sanjay Krishnamurthu...........               11,176
Sachin Kulkarni................               11,176
Manoj Kumar....................               1,863
Santosh Kumar..................               3,725
Yegna Narayanan................               5,961
Sukhit Oberoi..................               3,912
Jan Osborne....................               9,314
Narayan
Puthanmadhom...................               21,421
Lindley Scott..................               9,314
Sohel Shameem..................               1,863
Amit Kumar Singh...............               8,801
Parag Trimbak..................               2,980
Po Woon........................               2,794

                                   SCHEDULE E

                                                                          U.S. FOREIGN JURISDICTION
                COMPANY/U.S. SUBSIDIARIES                                      QUALIFICATIONS
                -------------------------                                 -------------------------
Kanaby International, Inc.                                                          None
Kanbay Incorporated                                                                Oregon
                                                                                    Texas
                                                                                 Washington
                                                                                 California
                                                                                  New York
                                                                                  Missouri
Kanbay (Japan) Incorporated                                                         None
Kanbay Managed Solutions, Inc.                                                      None
Kanaby Global Services, Inc.                                                        None

                                   SCHEDULE F


AGREEMENTS FOR CONVERSION OF OBLIGATIONS INTO SHARES OF COMPANY COMMON STOCK:

Amended and Restated Registration Rights Agreement, dated as of September 14,
2000

                                    EXHIBIT A


                           Kanbay International, Inc.


                                  Common Stock

                               ($0.001 Par Value)

                                                               ___________, 2004

UBS Securities LLC
Janney Montgomery Scott LLC
Robert W. Baird & Co. Incorporated
As Representatives of the several Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171

Ladies and Gentlemen:

          This Lock-Up Letter Agreement is being delivered to you in connection with the proposed Underwriting Agreement (the "UNDERWRITING AGREEMENT") to be entered into by Kanbay International, Inc. (the "COMPANY") and you, as Representatives of the several Underwriters named therein, with respect to the initial public offering (the "OFFERING") of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK").

          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period beginning the date of the final prospectus relating to the Offering and ending 180 days after such date the undersigned will not, without the prior written consent of UBS Securities LLC ("UBS"), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "COMMISSION") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii). The foregoing sentence shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement or (d) the transfer or any shares of Common Stock by the undersigned to any affiliate or, if the undersigned is a limited partnership or limited liability company, the transfer of any shares of Common Stock by the undersigned to any limited or general partner or member of the undersigned, provided that such transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement.

          For the avoidance of doubt, it is understood that nothing in this Lock-Up Letter Agreement shall be construed to restrict the undersigned's right to exercise options or warrants disclosed as outstanding in the Registration Statement and the Prospectus (each as defined in the Underwriting Agreement) exercisable for Common Stock, it being further understood that such Common Stock shall be subject to the provisions of this Lock-Up Letter Agreement.

          In addition, the undersigned hereby waives any rights the undersigned may have to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering. The undersigned further agrees that, for a period of 180 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

          If (i) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the 180-day restricted period and ends on the last day of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (ii) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this letter shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, this paragraph shall be of no force or effect if the Company's shares of Common Stock are "actively traded securities," as defined in Regulation M, 17 CFR 242.101(c)(1).

          If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or
(iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder.

                                       Yours very truly,


                                       -----------------------------
                                       Name:

                                    EXHIBIT B

                            [STOCKHOLDER LETTERHEAD]

                                                               ___________, 2004

UBS Securities LLC
Janney Montgomery Scott LLC
Robert W. Baird & Co. Incorporated
As Representatives of the several Underwriters

c/o UBS Securities LLC
    299 Park Avenue
    New York, New York 10171

Ladies and Gentlemen:

          This letter agreement (the "LOCK-UP LETTER AGREEMENT") is being delivered to you in connection with the proposed Underwriting Agreement (the "UNDERWRITING AGREEMENT") to be entered into by Kanbay International, Inc. (the "COMPANY") and you, as Representatives of the several Underwriters named therein, with respect to the initial public offering (the "OFFERING") of common stock, par value $0.001 per share, of the Company (the "COMMON STOCK").

          You have advised us that the shareholders of the Company listed on
Schedule I hereto (the "OTHER SHAREHOLDERS") have, in connection with the Offering, agreed to enter into an agreement (each, an "OTHER LOCK-UP LETTER AGREEMENT") with you on terms that are substantially similar to this Lock-Up Letter Agreement. You acknowledge that the undersigned is entering into this Lock-Up Letter Agreement on the basis of and in reliance upon you confirming the undersigned that each Other Shareholder has entered into an Other Lock-Up Letter Agreement. For the purposes of this Lock-Up Letter Agreement, "substantially similar" shall mean that the terms contained in the third and fourth paragraphs of this Lock-Up Letter Agreement shall be identical to the comparable provisions in any Other Lock-Up Letter Agreement and no term contained in any Other Lock-Up Letter Agreement shall be more favorable to the Other Shareholders than as provided in this Lock-Up Letter Agreement[; provided that the undersigned understands the Common Stock owned by Kanbay Acquisition, L.L.C. and Kanbay Investment, L.L.C. shall be released from their Other Lock-Up Letter Agreements on January 1, 2005.

          In order to induce you to enter into the Underwriting Agreement, the undersigned agrees that for a period beginning the date of the final prospectus relating to the Offering and ending 360 days after such date (the "LOCK-UP PERIOD") the undersigned will not, without the prior written consent of UBS Securities LLC ("UBS"), (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Securities and Exchange Commission (the "COMMISSION") in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the

Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder (the "SECTION 16 REGULATIONS") with respect to, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) of this paragraph.

          In addition, the undersigned agrees that for a period beginning 360 days after the date of the final prospectus relating to the Offering and ending 720 days after such date (the "RESTRICTED PERIOD"), the undersigned will not in any consecutive 90 day period during the Restricted Period without the prior written consent of the Board of Directors of the Company, (i) sell, offer to sell, contract or agree to sell, hypothecate, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of the
Section 16 Regulations, any Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock in excess of an amount of Common Stock, securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock equal to 25% of your aggregate holdings, calculated immediately prior to the Offering, of such securities (the "RESTRICTED AMOUNT"), (ii) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock, whether any such transaction is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, in excess of the Restricted Amount or (iii) publicly announce an intention to effect any transaction specified in clause (i) or (ii) of this paragraph.

          The foregoing restrictions shall not apply to (a) the registration of or sale to the Underwriters of any Common Stock pursuant to the Offering and the Underwriting Agreement, (b) bona fide gifts, provided the recipient thereof agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement, (c) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that such trust agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement or (d) the transfer or any shares of Common Stock by the undersigned to any affiliate or, if the undersigned is a limited partnership or limited liability company, the transfer of any shares of Common Stock by the undersigned to any limited or general partner or member of the undersigned, provided that such transferee agrees in writing with the Underwriters to be bound by the terms of this Lock-Up Letter Agreement.

          For the avoidance of doubt, it is understood that nothing in this Lock-Up Letter Agreement shall be construed to restrict the undersigned's right to exercise options or warrants disclosed as outstanding in the Registration Statement and the Prospectus (each as defined in the Underwriting Agreement) exercisable for Common Stock, it being further understood that such Common Stock shall be subject to the provisions of this Lock-Up Letter Agreement.

          In addition, the undersigned hereby waives any rights the undersigned may have (other than any rights under the Underwriting Agreement) to require registration of Common Stock in connection with the filing of a registration statement relating to the Offering.

          The undersigned further agrees that, for a period of 360 days after the date of the final prospectus relating to the Offering, the undersigned will not, without the prior written consent of UBS, make any demand for, or exercise any right with respect to, the registration of Common Stock of the Company or any securities convertible into or exercisable or exchangeable for Common Stock, or warrants or other rights to purchase Common Stock.

          If (i) during the period that begins on the date that is 15 calendar days plus 3 business days before the last day of the Lock-Up Period and ends on the last day of the Lock-Up Period, the Company issues an earnings release or material news or a material event relating to the Company occurs and the Company notifies the undersigned of such release, news or event; or (ii) prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the third, seventh and eighth paragraphs of this Lock-Up Letter Agreement shall continue to apply until the expiration of the date that is 15 calendar days plus 3 business days after the date on which the issuance of the earnings release or the material news or material event occurs; provided, however, this paragraph shall be of no force or effect if the Company's shares of Common Stock are "actively traded securities," as defined in Regulation M, 17 CFR 242.101(c)(1).

          If (i) the Company notifies you in writing that it does not intend to proceed with the Offering, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Offering is withdrawn or
(iii) for any reason the Underwriting Agreement shall be terminated prior to the time of purchase (as defined in the Underwriting Agreement), this Lock-Up Letter Agreement shall be terminated and the undersigned shall be released from its obligations hereunder. In addition, if at any time any Other Lock-Up Letter Agreement is terminated, this Lock-Up Letter Agreement shall immediately terminate with no action required by any party. You agree to provide the undersigned with 3 days prior notice of the effectiveness of a termination of any Other Lock-Up Letter Agreement. Further, if any Other Lock-Up Letter Agreement is modified, amended or otherwise altered in any respect or if any term, provision or obligation of any Other Lock-Up Letter Agreement is waived by you in whole or in part, then (i) this Lock-Up Letter Agreement shall also be similarly modified, amended or altered or the corresponding term, provision or obligation of this Lock-Up Letter Agreement shall be waived to the same extent as such Other Lock-Up Letter Agreement and (ii) you shall provide the undersigned with at least 3 days prior notice of the effectiveness of any such modification, amendment, alteration or waiver of such Other Lock-Up Letter Agreement. For the purposes of this paragraph, "you" refers to UBS during the Lock-Up Period and the Company during the Restricted Period.

          This agreement will only become effective on the date that you provide the undersigned with satisfactory evidence that each Other Shareholder has entered into an Other Lock-Up Letter Agreement.

          Upon the effectiveness of this Lock-Up Letter Agreement the lock-up letter agreement entered into between you and the undersigned dated ______________, 2004 shall be terminated and shall no longer be in effect.


                                       [NAME OF STOCKHOLDER(S)]


                                       --------------------------------
                                       Name:
                                       Title:


Accepted and agreed to on
behalf of themselves and the
other several Underwriters
named in Schedule A to the
Underwriting Agreement

UBS SECURITIES LLC
JANNEY MONTGOMERY SCOTT LLC
ROBERT W. BAIRD & CO. INCORPORATED



By:  UBS SECURITIES LLC


By:
    ------------------------------
       Authorized Signatory


Accepted and agreed to


By:  KANBAY INTERNATIONAL, INC.


--------------------------
Name:
Title:

                                                                      Schedule I

                               OTHER SHAREHOLDERS

                                   EXHIBIT C-1

                              OFFICERS' CERTIFICATE

     Each of Raymond J. Spencer, Chief Executive Officer, and William F. Weissman, Vice President and Chief Financial Officer, of Kanbay International, Inc., a Delaware corporation (the "COMPANY"), do hereby certify as follows:

1.   I have reviewed the Registration Statement and the Prospectus.

2. The representations and warranties of the Company as set forth in this Agreement are true and correct as of the time of purchase and, if applicable, the additional time of purchase.

3. The Company has performed all of its obligations under this Agreement as are to be performed at or before the time of purchase and at or before the additional time of purchase, as the case may be.

4. The conditions set forth in paragraphs (j) and (k) of Section 8 of this Agreement have been met.

5. The financial statements and other financial information included in the Registration Statement and the Prospectus fairly present in all material respects the financial condition, results of operations, and cash flows of the Company as of, and for, the periods presented in the Registration Statement.

     IN WITNESS WHEREOF, I have signed this certificate.

Dated:  [Date]

                                       -----------------------------------------
                                       Name:   Raymond J. Spencer
                                       Title:  Chief Executive Officer



                                       -----------------------------------------
                                       Name:   William F. Weissman
                                       Title:  Vice President and Chief
                                               Financial Officer

                                   EXHIBIT C-2

                              OFFICERS' CERTIFICATE

     [Name], [Title], of Kanbay Software (India) Private Limited, a limited liability company incorporated under the laws of the Republic of India ("KANBAY INDIA"), do hereby certify as follows:

1. I have reviewed the Registration Statement, the Prospectus and the opinion (the "OPINION") of Pathak and Associates provided pursuant to Section 8(c) of this Agreement.

2. The orders, decrees, written agreements and instruments identified in the relevant exhibit to the Opinion are all of the orders, decrees, agreements and instruments that are material to Kanbay India.

3. The legal proceedings identified in the relevant exhibit to the Opinion are all legal proceedings to which Kanbay India is a party or to which any property of Kanbay India is subject.

     IN WITNESS WHEREOF, I have signed this certificate.

Dated:  [Date]

                                       -----------------------------------------
                                       Name:
                                       Title: